UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska   68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska   68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

PSI MARKET NEUTRAL FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI CALENDAR EFFECTS FUND

SEMI-ANNUAL REPORT

DECEMBER 31, 2013

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the semi-annual report for the five Portfolio Strategies, Inc. (“PSI”) Mutual Funds (the “Funds”) for the six month period-ended December 31, 2013.

Twenty-thirteen was a tremendous year for the stock market. Its biggest friend, Federal Reserve Chairman Ben Bernanke, brought the punch bowl and made sure it was full all year long, pumping $85 billion each month into the market to produce returns reminiscent of the late 1990s “dot-com” years. For 2013, the Dow Jones Industrial Average rose 29%, its best return since 1995. The S&P 500 jumped up 32%, its best year since 1997. And the Nasdaq, with its focus on tech and riskier stocks, soared to a gain of 40% for the year.

With seemingly little risk in the equity market, investors saw little reason to invest in the usual safe-havens: gold and bonds. Specifically, gold was down 28% for the year and bonds were down 2% as measured by the Barclays Capital U.S. Aggregate Bond Index. Even hedge funds, those funds run by Wall Street’s best-and-brightest returned 7% on average for 2013. Bottom line: 2013 was one of those years where buy-and-hold may have been the best strategy. It is for that very reason that Portfolio Strategies believes in diversification of strategies. With the active management that PSI provides, you have the opportunity to keep a part of your overall portfolio in typical buy-and-hold positions for just such years as 2013, knowing that in bear market years such as 2008, our goal is to use our funds in an attempt to help cushion the volatility and lessen the drawdowns of your entire investment portfolio.

With the market returns of 2013 behind us, the question now turns to what 2014 may bring. We believe it could be misleading to simply assume that what happened last year will continue this year. As portfolio managers and trustees of your money, we cannot make that assumption. Our decisions are made “at the margin.” In other words, we don’t look at the actual level; instead we look at the change.

For instance, if we can attribute the large majority of stock market gains in 2013 to the Federal Reserve’s easy money policy and the pumping of billions of dollars into the stock market, what happens should the Fed decide to start pairing back their purchases? This has actually already begun as they decided in December to reduce their future purchases by $10 billion a month. Interest rates have declined dramatically over the years, but lately have started to increase again. High unemployment and a lackluster Growth Domestic Product (“GDP”) reading gave the government cover to engage in large deficit spending. But unemployment is starting to come down, GDP is creeping up, and the clamor is growing to reign in American’s voluminous annual budget deficit and total debt, thereby diminishing another avenue for stimulus of the economy and stock market.

At Portfolio Strategies, our goal is to not “jump the gun” and simply sell all our holdings based on the notion that “the market can’t go on like this forever.” Similarly, we try to avoid blindly investing 100% of your assets in the stock market because we are tempted by the market’s returns in 2013. Instead, we assess the market objectively each day. When the conditions for turning defensive present themselves, that is when we attempt to make the necessary adjustments.

You may be tempted to jump on the bandwagon and put all your assets into buy-and-hold, but we feel this is akin to canceling the fire insurance on your house because it didn’t burn down last year. If anything, with the stock market’s 2013 returns, you might want to ask yourself if we are now closer to a top than a bottom. It is possible that the market may turn as it often does. And for those times, we will continue to be vigilant with your money.

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Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created five different PSI Funds which attempt to achieve that goal: PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund, and PSI Calendar Effects Fund.

Here is a brief overview of each Fund:

Market Neutral Fund: FXMAX

Investment Strategy

A. Market Neutral: The Market Neutral Fund employs a market neutral trading model designed to potentially exploit market anomalies that have historically caused a predictable pattern of leadership rotation among major stock indices and sectors that has been repeated month after month. Unlike typical investment strategies that are correlated to the markets and may suffer significant declines during periods of adverse market volatility, the Market Neutral Fund seeks positive absolute returns with less volatility than the S&P 500 Index.

Market Neutral gained 0.94% for the fourth quarter 2013, but the gain was insufficient to pull the fund into positive territory as it finished with a loss of 2.60% for the year. Contributing to lackluster performance of the Fund over the past couple of years has been net losses suffered in the fully hedged position of the portfolio and more specifically the short component of that position. Historical calendar-based market studies which are used to determine selection for the long and short components of the hedge have been disappointing, resulting in small losses on balance for the last 2 years. Recognizing that market seasonality has diminished, we have made numerous attempts to diversify the Fund by adding buy and hold positions in other ETFs that have a similar “market neutral” or absolute return objective. Unfortunately this has not been a successful solution as weak performance has plagued the entire market neutral/absolute return space.

The Fund’s return was 0.00% for the six month period ending December 31, 2013. The six month return for the HFRX Equity Market Neutral Index was 1.11% for the same period.

Total Return Fund: FXBAX

Investment Strategy

B. Total Return: The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in the U.S. 30-year government bond in both rising and falling markets.

The Treasury Bond portion of the Fund held a short position during the month. The models within the risk on/off submodel have been indicating risk-off since last month and the inflation models have been indicating possible inflationary pressure in the near term. The short term and technical submodels were mixed between long, short, and flat but the total T-Bond program score was significantly net short at month end at -48%.

Total Return returned -1.13% for the six month period ending December 31, 2013. The six month return for the Barclays Capital US Aggregate Bond Index was 0.43% for the same period.

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Strategic Growth Fund: FXSAX

Investment Strategy

C. Strategic Growth: The Strategic Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. The main purpose of the Fund is to be exposed to equity markets. However, when markets reach extreme levels of volatility, the Fund can use cash as an asset class in an attempt to reduce that volatility.

Strategic Growth returned -0.14% for the six month period ending December 31, 2013. The six month return for the S&P 500 Index was 16.31% for the same period.

The fourth quarter of 2013 return for the Strategic Growth Fund was 2.59%. In October, we observed differences in performance between the VIX Index and the tradable products based on it, such as ETFs (traded in the fund) as well as in futures (owned by the ETFs). In our analysis overall we have observed discrepancies between VIX and the products designed to track it. There are a number of reasons for this phenomenon, but few that are unknown or unexpected. More importantly the tracking differences have rarely been an issue when it comes to generating long-term returns from our strategy.

In terms of performance in the fourth quarter, the strategy bounced back nicely after a tough third quarter. Our daily return statistics staged a strong improvement with our winning percentage rising from 47% last quarter to 52% this quarter. This may seem marginal, but we believe it is actually all we need to generate fund returns. On top of that, our winning days produced +50bps on average compared to -43bps on losing days. Going forward we would like to see these statistics improve even more as they are still below our historical long-term average.

Tactical Growth Fund: FXTAX

Investment Strategy

D. Tactical Growth: The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The Fund’s primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing a client the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

Tactical Growth returned 7.27% for the six month period ending December 31, 2013. The six month return for the S&P 500 Index was 16.31% for the same period.

Calendar Effects Fund: FXCAX

Investment Strategy

E. Calendar Effects: The Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors—what we call Institutional Pressure (“IP”) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only

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during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

Calendar Effects returned 1.40% since its inception date of October 31, 2013 through December 31, 2013; the return for the S&P 500 Index was 5.66% for the same period.

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

Dow Jones Industrial Average: The Dow Jones Industrial Average (DJIA) is a price weighted index based on the average price of 50 of blue chip stocks that are generally industry leaders.

Nasdaq Composite Index: The Nasdaq Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System.

Russell 2000® Index: The Russell 2000 Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index.

HFRX Equity Market Neutral: HFRX Equity Market Neutral employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short. You cannot invest directly in an index.

VIX: The VIX shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount than the price at which they sold short.

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PSI Market Neutral Fund

PORTFOLIO REVIEW

December 31, 2013 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** - December 31, 2013
PSI Market Neutral Fund – Class A	0.00%	-2.60%	-4.71%	-3.63%
PSI Market Neutral Fund – Class A with load	-5.80%	-8.21%	-6.59%	-5.32%
S&P 500 Total Return Index ***	16.31%	32.39%	16.18%	20.33%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2013 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.75%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2013:

% of Net Assets
Exchange Traded Funds	46.1%
Mutual Funds	48.1%
Money Market Fund	6.1%
Other Assets less Liabilities, Net	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

5

PSI Total Return Fund

PORTFOLIO REVIEW

December 31, 2013 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** - December 31, 2013
PSI Total Return Fund – Class A	-1.13%	-4.58%	-0.84%	-1.01%
PSI Total Return Fund – Class A with load	-6.86%	-10.10%	-2.78%	-2.74%
Barclays Aggregate Bond Index***	0.43%	-2.02%	3.26%	2.66%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2013 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.20%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Capital U. S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2013:

% of Net Assets
Exchange Traded Funds	39.2%
Exchange Traded Notes	26.7%
Mutual Funds	20.4%
Money Market Fund	4.9%
Other Assets less Liabilities, Net	8.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

6

PSI Strategic Growth Fund

PORTFOLIO REVIEW

December 31, 2013 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** - December 31, 2013
PSI Strategic Growth Fund – Class A	-0.14%	1.36%	0.55%	3.94%
PSI Strategic Growth Fund – Class A with load	-5.88%	-4.46%	-1.42%	2.13%
S&P 500 Total Return Index ***	16.31%	32.39%	16.18%	20.33%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2013 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.36%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2013:

% of Net Assets
Exchange Traded Funds	90.8%
Money Market Fund	8.7%
Mutual Fund	5.2%
Other Assets less Liabilities, Net	(4.7)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

7

PSI Tactical Growth Fund

PORTFOLIO REVIEW

December 31, 2013 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** - December 31, 2013
PSI Tactical Growth Fund – Class A	7.27%	12.32%	3.01%	5.28%
PSI Tactical Growth Fund – Class A with load	1.09%	5.86%	1.01%	3.44%
S&P 500 Total Return Index ***	16.31%	32.39%	16.18%	20.33%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2013 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.36%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2013:

% of Net Assets
Exchange Traded Funds	51.7%
Exchange Traded Notes	23.8%
Mutual Funds	20.1%
Money Market Fund	3.2%
Other Assets less Liabilities, Net	1.2%
100.0%

Please refer to the Portfolio of Investments in this semi- annual report for a detailed analysis of the Fund’s holdings.

8

PSI Calendar Effects Fund

PORTFOLIO REVIEW

December 31, 2013 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

Inception** -
December 31, 2013
PSI Calendar Effects Fund – Class A	1.40%
PSI Calendar Effects Fund – Class A with load	-4.43%
S&P 500 Total Return Index ***	5.66%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2013 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.08%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2013:

% of Net Assets
Exchange Traded Funds	93.6%
Money Market Fund	7.8%
Other Assets less Liabilities, Net	(1.4)%
100.0%

Please refer to the Portfolio of Investments in this semi- annual report for a detailed analysis of the Fund’s holdings.

9

PSI Market Neutral Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 46.1%
	LARGE CAP GROWTH - 24.4%
15,938	Direxion Daily S&P 500 Bull 3x Shares *	$1,016,844
66,249	ProShares Ultra QQQ *	993,072
9,915	ProShares Ultra S&P500	1,016,882
27,887	SPDR S&P 500 ETF	5,149,893
		8,176,691
	MID CAP GROWTH - 3.0%
7,984	ProShares Ultra MidCap400	1,013,729

	SMALL CAP GROWTH - 17.7%
295,605	ProShares Short Russell2000 *	4,992,769
79,427	ProShares UltraShort Rusell2000 *	955,507
		5,948,276
	SPECIALTY FUNDS - 1.0%
11,773	ProShares Short VIX Short-Term Futures ETF *	335,883

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,462,587)	15,474,579

	MUTUAL FUNDS - 48.1%
	ASSET ALLOCATION FUND - 25.9%
179,862	Litman Gregory Masters Alternative Strategies Fund - Institutional Shares +	2,055,822
480,490	Palmer Square Absolute Return Fund - Institutional Shares	4,795,294
184,500	PIMCO All Asset All Authority Fund - Institutional Shares	1,826,550
		8,677,666
	DEBT FUND - 6.6%
82,920	Guggenheim - Macro Opportunities Fund - Institutional Shares	2,217,278

	EQUITY FUND - 15.6%
160,200	Calamos Market Neutral Income Fund - I Shares	2,055,366
313,267	Palmer Square SSI Alternative Income Fund - I Shares	3,192,193
		5,247,559

	TOTAL MUTUAL FUNDS (Cost - $16,160,972)	16,142,503

See accompanying notes to financial statements.

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PSI Market Neutral Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Shares		Value
	SHORT-TERM INVESTMENTS - 6.1%
	MONEY MARKET FUND - 6.1%
2,044,427	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $2,044,427)	$2,044,427

	TOTAL INVESTMENTS - 100.3% (Cost - $33,667,986) (a)	$33,661,509
	OTHER ASSETS LESS LIABILITIES - NET - (0.3) %	(108,404)
	NET ASSETS - 100.0%	$33,553,105

*	Non-income producing security.

+	The value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $34,004,660 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$397,013
Unrealized depreciation:	(740,164)
Net unrealized depreciation:	$(343,151)

See accompanying notes to financial statements.

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PSI Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 39.2%
	ASSET ALLOCATION FUNDS - 1.0%
26,343	ProShares UltraShort Euro *	$449,412

	DEBT FUNDS - 30.5%
25,216	Direxion Daily 20 Year Plus Treasury Bear 3x Shares *	1,834,716
11,952	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,365,038
33,216	Peritus High Yield ETF	1,717,932
73,746	PowerShares Preferred Portfolio	991,146
25,182	ProShares Short High Yield *	740,326
19,361	ProShares UltraShort 20+ Year Treasury *	1,533,391
47,706	SPDR Blackstone / GSO Senior Loan ETF	2,386,254
34,787	SPDR Nuveen Barclays Municipal Bond ETF	784,447
13,232	Vanguard Intermediate-Term Bond ETF	1,081,054
20,453	Vanguard Long-Term Corporate Bond ETF	1,699,644
		14,133,948
	LARGE CAP GROWTH - 3.1%
14,754	Direxion Daily S&P 500 Bull 3x Shares *	941,305
17,217	ProShares UltraShort S&P500 *	510,656
		1,451,961
	SPECIALTY FUNDS - 4.6%
46,996	Alerian MLP ETF	836,059
45,447	iShares Mortgage Real Estate Capped ETF	523,549
15,849	ProShares UltraShort Financials *	276,090
16,590	ProShares VIX Short-Term Futures ETF *	473,313
		2,109,011

	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,956,338)	18,144,332

	MUTUAL FUNDS - 20.4%
	DEBT FUND - 13.5%
234,768	Guggenheim Macro Opportunities Fund - Institutional Shares	6,277,709

	EQUITY FUND - 6.9%
313,361	Palmer Square SSI Alternative Income Fund - I Shares	3,193,152

	TOTAL MUTUAL FUNDS (Cost - $9,575,000)	9,470,861

See accompanying notes to financial statements.

12

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Par Amount		Value
	EXCHANGE TRADED NOTES - 26.7%
$2,606,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 7/24/14 *	$3,084,814
2,172,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 7/24/14 *	2,570,996
6,000,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 9/3/15 *	6,705,600
	TOTAL EXCHANGE TRADED NOTES (Cost $11,959,014)	12,361,410

Shares
	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUND - 4.9%
2,252,838	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $2,252,838)	2,252,838

	TOTAL INVESTMENTS - 91.2% (Cost - $42,743,190) (a)	$42,229,441
	OTHER ASSETS LESS LIABILITIES - NET - 8.8%	4,080,287
	NET ASSETS - 100.0%	$46,309,728

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,354,976 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$466,643
Unrealized depreciation:	(1,592,178)
Net unrealized depreciation:	$(1,125,535)

See accompanying notes to financial statements.

13

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 90.8%
	DEBT FUNDS - 5.3%
5,743	iShares Barclays 20+ Year Treasury Bond ETF	584,982

	LARGE CAP GROWTH - 48.3%
26,709	Direxion Daily S&P 500 Bull 3x Shares *	$1,704,034
9,940	ProShares Ultra Dow30	1,144,193
13,429	SPDR S&P 500 ETF	2,479,934
		5,328,161
	MID CAP GROWTH - 10.5%
4,732	SPDR S&P MidCap 400 ETF Trust	1,155,554

	SPECIALTY FUNDS - 26.7%
5,189	iShares Core Total U.S. Bond Market ETF	552,265
13,665	Powershares QQQ Trust Series 1	1,201,974
20,800	ProShares Short VIX Short-Term Futures ETF *	593,424
5,865	ProShares Ultra S&P 500	601,514
		2,949,177

	TOTAL EXCHANGE TRADED FUNDS (Cost $9,864,024)	10,017,874

	MUTUAL FUNDS - 5.2%
	DEBT FUNDS - 5.2%
11,450	Guggenheim Enhanced Short Duration Bond Fund (Cost $575,204)	574,447

	SHORT-TERM INVESTMENTS - 8.7%
	MONEY MARKET FUND - 8.7%
960,200	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **	960,200
	(Cost $960,200)

	TOTAL INVESTMENTS - 104.7% (Cost $11,399,428) (a)	$11,552,521
	OTHER ASSETS LESS LIABILITIES - NET - (4.7) %	(523,564)
	NET ASSETS - 100.0%	$11,028,957

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,440,495 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$162,028
Unrealized depreciation:	(50,002)
Net unrealized appreciation:	$112,026

See accompanying notes to financial statements.

14

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 51.7%
	ASSET ALLOCATION FUND - 1.0%
10,106	PowerShares DB US Dollar Bullish Fund *	$217,481

	DEBT FUNDS - 2.0%
5,230	ProShares UltraShort 20+ Year Treasury *	414,216

	LARGE CAP GROWTH - 14.4%
5,598	Direxion Daily Small Cap Bull 3x Shares	433,453
17,034	iShares Russell 1000 Growth ETF	1,464,072
10,745	ProShares Ultra QQQ	1,070,202
		2,967,727
	MID CAP GROWTH - 2.9%
10,643	ProShares Short Midcap 400 *	196,683
1,668	SPDR S&P MidCap 400 ETF	407,326
		604,009
	SMALL CAP GROWTH - 10.9%
5,444	iShares Russell 2000 ETF	627,748
7,473	iShares Russell 2000 Growth ETF	1,012,666
36,496	ProShares Short Russell2000 *	616,418
		2,256,832
	SPECIALTY FUNDS - 20.5%
6,554	iShares MSCI EAFE ETF	439,511
1,817	iShares Nasdaq Biotechnology ETF	412,568
6,323	iShares U.S. Real Estate ETF	398,918
4,940	iShares U.S. Technology ETF	436,795
9,366	Powershares QQQ Trust Series 1	823,833
7,372	ProShares Short MSCI Emerging Markets *	193,884
4,278	ProShares UltraShort Oil & Gas *	210,520
9,950	SPDR Materials Select Sector Fund	459,889
6,397	SPDR S&P Oil & Gas Exploration & Production ETF	438,386
4,784	SPDR S&P Retail ETF	421,470
		4,235,774

	TOTAL EXCHANGE TRADED FUNDS (Cost $10,404,152)	10,696,039

	MUTUAL FUNDS - 20.1%
	ASSET ALLOCATION FUNDS - 20.1%
91,106	Buffalo Flexible Income Fund	1,302,820
221,912	KCM Macro Trends Fund	2,847,134
	TOTAL MUTUAL FUNDS (Cost $3,836,052)	4,149,954

See accompanying notes to financial statements.

15

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Par Amount		Value
	EXCHANGE TRADED NOTES - 23.8%
$2,260,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 7/24/14 *	$2,675,241
2,000,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 9/3/15 *	2,235,200
	TOTAL EXCHANGE TRADED NOTES (Cost $4,672,153)	4,910,441
Shares
	SHORT-TERM INVESTMENTS - 3.2%
	MONEY MARKET FUND - 3.2%
655,218	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost $655,218)	655,218

	TOTAL INVESTMENTS - 98.8% (Cost $19,567,575) (a)	$20,411,652
	OTHER ASSETS LESS LIABILITIES - NET - 1.2%	244,549
	NET ASSETS - 100.0%	$20,656,201

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

ETF	- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,106,420 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$707,906
Unrealized depreciation:	(402,674)
Net unrealized appreciation:	$305,232

See accompanying notes to financial statements.

16

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 93.6%
	ASSET ALLOCATION FUND - 0.5%
8,402	ProShares UltraShort Euro *	$143,338

	DEBT FUNDS - 12.5%
3,310	iShares iBoxx $ Investment Grade Corporate Bond	378,035
10,267	Peritus High Yield ETF	531,009
24,575	PowerShares Preferred Portfolio	330,288
7,451	ProShares Short High Yield *	219,052
5,746	ProShares UltraShort 20+ Year Treasury *	455,083
13,335	SPDR Blackstone / GSO Senior Loan ETF	667,017
9,893	SPDR Nuveen Barclays Municipal Bond ETF	223,087
3,758	Vanguard Intermediate-Term Bond ETF	307,029
6,182	Vanguard Long-Term Corporate Bond ETF	513,724
		3,624,324
	LARGE CAP GROWTH - 45.5%
57,948	iShares Russell 1000 Growth ETF	4,980,631
26,371	ProShares UltraPro QQQ *	3,272,905
6,478	ProShares UltraShort S&P500 *	192,137
50,827	Vanguard Growth ETF	4,729,453
		13,175,126
	SMALL CAP GROWTH - 33.4%
36,689	iShares Russell 2000 Growth ETF	4,971,727
38,497	Vanguard Small-Cap Growth ETF	4,708,183
		9,679,910
	SPECIALTY FUNDS - 1.7%
12,698	Alerian MLP ETF	225,897
16,399	iShares Mortgage Real Estate Capped ETF	188,916
4,157	ProShares UltraShort Financials *	72,415
		487,228

	TOTAL EXCHANGE TRADED FUNDS (Cost - $26,805,566)	27,109,926

See accompanying notes to financial statements.

17

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Shares		Value
	SHORT-TERM INVESTMENTS - 7.8%
	MONEY MARKET FUND - 7.8%
2,250,068	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $2,250,068)	$2,250,068

	TOTAL INVESTMENTS - 101.4% (Cost - $29,055,634) (a)	$29,359,994
	OTHER ASSETS LESS LIABILITIES - NET - (1.4) %	(406,006)
	NET ASSETS - 100.0%	$28,953,988

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

ETF	- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,055,634 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$348,063
Unrealized depreciation:	(43,703)
Net unrealized appreciation:	$304,360

See accompanying notes to financial statements.

18

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2013

	PSI	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$33,667,986	$42,743,190	$11,399,428	$19,567,575	$29,055,634
At value	$33,661,509	$42,229,441	$11,552,521	$20,411,652	$29,359,994
Receivable for securities sold	1,967,168	11,545,181	1,724,450	791,104	—
Receivable for Fund shares sold	51,149	45,989	1,348	80,277	—
Dividends and interest receivable	9,658	44,456	14,829	27	4,981
Receivable for advanced commissions	—	909	—	—	—
Prepaid expenses and other assets	19,312	22,482	15,229	18,037	—
TOTAL ASSETS	35,708,796	53,888,458	13,308,377	21,301,097	29,364,975

LIABILITIES
Payable for securities purchased	2,010,749	7,366,811	2,252,104	605,623	—
Payable for Fund shares redeemed	76,029	120,735	1,779	2	367,761
Investment advisory fees payable	29,537	37,882	2,833	14,382	7,031
Distribution (12b-1) fees payable	7,384	10,523	2,468	4,454	4,966
Fees payable to other affiliates	12,032	14,242	11,090	11,447	13,544
Non 12b-1 shareholder servicing fees payable	4,431	6,314	1,481	2,672	—
Accrued expenses and other liabilities	15,529	22,223	7,665	6,316	17,685
TOTAL LIABILITIES	2,155,691	7,578,730	2,279,420	644,896	410,987
NET ASSETS	$33,553,105	$46,309,728	$11,028,957	$20,656,201	$28,953,988

Net Assets Consist Of:
Paid in capital
[$0 par value, unlimited shares authorized]	$40,297,784	$50,905,425	$11,401,464	$20,166,754	$28,543,764
Accumulated net investment gain (loss)	41,381	(369,071)	(60,650)	(433,487)	40,748
Accumulated net realized gain (loss) from security transactions	(6,779,583)	(3,712,877)	(464,950)	78,857	65,116
Net unrealized appreciation (depreciation) of investments	(6,477)	(513,749)	153,093	844,077	304,360
NET ASSETS	$33,553,105	$46,309,728	$11,028,957	$20,656,201	$28,953,988

Net Asset Value Per Share:
Class A Shares:
Net Assets	$33,553,105	$46,309,728	$11,028,957	$20,656,201	$28,953,988
Shares of beneficial interest outstanding	3,898,543	5,018,951	1,098,503	1,969,106	2,854,558
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$8.61	$9.23	$10.04	$10.49	$10.14
Maximum offering price per share (maximum sales charges of 5.75%)	$9.14	$9.79	$10.65	$11.13	$10.76

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

19

STATEMENTS OF OPERATIONS (Unaudited)
For the Period Ended December 31, 2013

	PSI	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund (1)
INVESTMENT INCOME
Dividends	$386,730	$671,781	$63,145	$132,043	$101,246
Interest	413	430	265	205	397
TOTAL INVESTMENT INCOME	387,143	672,211	63,410	132,248	101,643

EXPENSES
Investment advisory fees	183,493	246,279	64,822	103,513	30,357
Distribution (12b-1) fees	45,873	68,411	16,205	25,878	7,589
Non 12b-1 shareholder servicing fees	27,524	41,047	9,723	15,527	—
Administrative services fees	22,181	29,141	21,738	21,807	11,496
Professional fees	18,176	16,401	7,260	8,389	7,227
Transfer agent fees	14,168	18,256	9,831	10,313	3,074
Accounting services fees	13,247	15,050	12,098	12,098	3,942
Compliance officer fees	5,673	6,710	1,472	2,712	2,546
Registration fees	4,270	4,471	3,216	3,048	7,665
Custodian fees	3,864	7,857	2,521	2,611	1,095
Trustees’ fees	3,397	3,532	3,263	3,264	2,737
Printing expenses	2,955	3,097	694	848	2,190
Insurance expense	335	—	—	—	1,424
Other expenses	606	8,058	707	—	438
TOTAL EXPENSES	345,762	468,310	153,550	210,008	81,780
Less: Fees waived by Advisor	—	—	(30,554)	(13,418)	(20,885)
NET EXPENSES	345,762	468,310	122,996	196,590	60,895

NET INVESTMENT INCOME (LOSS)	41,381	203,901	(59,586)	(64,342)	40,748

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(346,705)	(1,643,621)	(423,919)	674,482	64,291
Distributions of realized gains by underlying investment companies	41,252	256	59	250,478	825
Net change in unrealized appreciation (depreciation) on investments	177,751	672,862	424,035	599,479	304,360

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(127,702)	(970,503)	175	1,524,439	369,476

NET INCREASE (DECREASE) IN NET ASSETS	$(86,321)	$(766,602)	$(59,411)	$1,460,097	$410,224

(1)	The PSI Calendar Effects Fund commenced operations on October 31, 2013.

See accompanying notes to financial statements.

20

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	PSI Market Neutral Fund		PSI Total Return Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2013	June 30, 2013	December 31, 2013	June 30, 2013
FROM OPERATIONS
Net investment income	$41,381	$51,365	$203,901	$354,143
Net realized loss from security transactions	(346,705)	(1,690,447)	(1,643,621)	(849,196)
Distributions of realized gains by underlying investment companies	41,252	5,827	256	116,450
Net change in unrealized appreciation (depreciation) of investments	177,751	(293,772)	672,862	(1,232,585)
Net decrease in net assets resulting from operations	(86,321)	(1,927,027)	(766,602)	(1,611,188)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(816,444)
From net realized gains	—	—	(463,414)	(434,450)
Net decrease in net assets from distributions to shareholders	—	—	(463,414)	(1,250,894)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	7,165,630	24,949,550	9,718,467	61,056,984
Net asset value of shares issued in reinvestment of distributions	—	—	461,014	1,245,748
Redemption fee proceeds	202	4,168	1,188	24,510
Payments for shares redeemed	(13,297,242)	(30,018,129)	(24,950,215)	(45,903,403)
Net increase (decrease) in net assets from shares of beneficial interest	(6,131,410)	(5,064,411)	(14,769,546)	16,423,839

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,217,731)	(6,991,438)	(15,999,562)	13,561,757

NET ASSETS
Beginning of period	39,770,836	46,762,274	62,309,290	48,747,533
End of period *	$33,553,105	$39,770,836	$46,309,728	$62,309,290
* Includes accumulated net investment income (loss) of:	$41,381	$—	$(369,071)	$(572,972)

SHARE ACTIVITY
Class A:
Shares Sold	836,327	2,785,913	1,041,453	6,182,942
Shares Reinvested	—	—	50,002	127,507
Shares Redeemed	(1,554,666)	(3,358,611)	(2,678,252)	(4,662,997)
Net increase (decrease) in shares of beneficial interest outstanding	(718,339)	(572,698)	(1,586,797)	1,647,452

See accompanying notes to financial statements.

21

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	PSI Strategic Growth Fund		PSI Tactical Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2013	June 30, 2013	December 31, 2013	June 30, 2013
FROM OPERATIONS
Net investment income (loss)	$(59,586)	$33,635	$(64,342)	$(181,227)
Net realized gain (loss) from security transactions	(423,919)	1,305,949	674,482	1,665,049
Distributions of realized gains by underlying investment companies	59	—	250,478	7,841
Net change in unrealized appreciation (depreciation) of investments	424,035	(40,390)	599,479	331,453
Net increase (decrease) in net assets resulting from operations	(59,411)	1,299,194	1,460,097	1,823,116

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(15,826)	(315,723)	—	—
From net realized gains	(92,353)	(153,327)	(1,371,290)	(243,674)
Net decrease in net assets from distributions to shareholders	(108,179)	(469,050)	(1,371,290)	(243,674)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	602,946	8,177,323	3,645,641	8,308,927
Net asset value of shares issued in reinvestment of distributions	108,179	469,050	1,367,003	243,636
Redemption fee proceeds	149	810	—	1,593
Payments for shares redeemed	(3,577,532)	(12,546,666)	(4,477,482)	(11,336,630)
Net increase (decrease) in net assets from shares of beneficial interest	(2,866,258)	(3,899,483)	535,162	(2,782,474)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,033,848)	(3,069,339)	623,969	(1,203,032)

NET ASSETS
Beginning of period	14,062,805	17,132,144	20,032,232	21,235,264
End of period *	$11,028,957	$14,062,805	$20,656,201	$20,032,232
* Includes accumulated net investment income (loss) of:	$(60,650)	$14,762	$(433,487)	$(369,145)

SHARE ACTIVITY
Class A:
Shares Sold	59,875	806,351	336,872	819,575
Shares Reinvested	10,840	47,093	130,564	24,486
Shares Redeemed	(357,853)	(1,220,946)	(412,011)	(1,109,802)
Net increase (decrease) in shares of beneficial interest outstanding	(287,138)	(367,502)	55,425	(265,741)

See accompanying notes to financial statements.

22

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

Calendar Effects
Fund

For the
Period Ended
December 31, 2013 (1)
FROM OPERATIONS
Net investment income	$40,748
Net realized gain from security transactions	64,291
Distributions of realized gains by underlying investment companies	825
Net change in unrealized appreciation (depreciation) of investments	304,360
Net increase in net assets resulting from operations	410,224

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	31,240,741
Payments for shares redeemed	(2,696,977)
Net increase in net assets from shares of beneficial interest	28,543,764

TOTAL INCREASE IN NET ASSETS	28,953,988

NET ASSETS
Beginning of period	—
End of period *	$28,953,988
* Includes accumulated net investment income of:	$40,748

SHARE ACTIVITY
Class A:
Shares Sold	3,123,008
Shares Reinvested	—
Shares Redeemed	(268,450)
Net increase in shares of beneficial interest outstanding	2,854,558

(1)	The PSI Calendar Effects Fund commenced operations on October 31, 2013.

See accompanying notes to financial statements.

23

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Market Neutral Fund
	For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Period Ended
Class A Shares	December 31, 2013		June 30, 2013		June 30, 2012		June 30, 2011 (1)
	(Unaudited)

Net asset value, beginning of period	$8.61		$9.01		$10.44		$10.00

Activity from investment operations:
Net investment income (loss)(2)	0.01		0.01		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.01)		(0.41)		(1.26)		0.62
Total from investment operations	(0.00)		(0.40)		(1.31)		0.56

Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.00	(3)	0.01

Less distributions from:
Net realized gains	—		—		(0.12)		(0.13)

Net asset value, end of period	$8.61		$8.61		$9.01		$10.44

Total return (4)	0.00	% (5)	(4.44)%		(12.59)%		5.72	% (5)

Net assets, end of period (000’s)	$33,553		$39,771		$46,762		$40,270

Ratio of gross expenses to average net assets (7)	1.89	% (6)	1.83%		1.74%		2.25	% (6)

Ratio of net expenses to average net assets (7)	1.89	% (6)	1.84	% (8)	1.90	% (8)	1.90	% (6)

Ratio of net investment income (loss) to average net assets (7)	0.23	% (6)	0.12%		(0.52)%		(0.67	)% (6)

Portfolio Turnover Rate	1525	% (5)	4659%		7681%		8039	% (5)

(1)	The PSI Market Neutral Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

24

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Total Return Fund
	For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Period Ended
Class A Shares	December 31, 2013		June 30, 2013		June 30, 2012		June 30, 2011 (1)
	(Unaudited)

Net asset value, beginning of period	$9.43		$9.83		$9.88		$10.00

Activity from investment operations:
Net investment income (loss)(2)	0.04		0.06		(0.02)		0.14
Net realized and unrealized gain (loss) on investments	(0.15)		(0.26)		0.04		(0.18)
Total from investment operations	(0.11)		(0.20)		0.02		(0.04)

Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	—		(0.13)		(0.07)		(0.08)
Net realized gains	(0.09)		(0.07)		—		—
Total distributions	(0.09)		(0.20)		(0.07)		(0.08)

Net asset value, end of period	$9.23		$9.43		$9.83		$9.88

Total return (4)	(1.13	)% (5)	(2.08)%		0.21%		(0.37	)% (5)

Net assets, end of period (000’s)	$46,310		$62,309		$48,748		$41,815

Ratio of gross expenses to average net assets (7)	1.71	% (6)	1.69%		1.72%		1.86	% (6)

Ratio of net expenses to average net assets (7)	1.71	% (6)	1.66	% (8)	1.75	% (8)	1.75	% (6)

Ratio of net investment income (loss) to average net assets (7)	0.75	% (6)	0.59%		(0.20)%		1.69	% (6)

Portfolio Turnover Rate	1141	% (5)	1612%		1446%		198	% (5)

(1)	The PSI Total Return Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

25

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Strategic Growth Fund
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
Class A Shares	December 31, 2013		June 30, 2013	June 30, 2012	June 30, 2011 (1)
	(Unaudited)

Net asset value, beginning of period	$10.15		$9.77	$11.02	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.05)		0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.03		0.64	(0.53)	1.09
Total from investment operations	(0.02)		0.66	(0.51)	1.13

Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	—	0.00	(3)

Less distributions from:
Net investment income	(0.01)		(0.19)	(0.06)	(0.04)
Net realized gains	(0.08)		(0.09)	(0.68)	(0.07)
Total distributions	(0.09)		(0.28)	(0.74)	(0.11)

Net asset value, end of period	$10.04		$10.15	$9.77	$11.02

Total return (4)	(0.14	)% (5)	6.86%	(4.13)%	11.29	% (5)

Net assets, end of period (000’s)	$11,029		$14,063	$17,132	$32,461

Ratio of gross expenses to average net assets (7)	2.37	% (6)	2.32%	2.12%	2.05	% (6)

Ratio of net expenses to average net assets (7)	1.90	% (6)	1.90%	1.90%	1.90	% (6)

Ratio of net investment income to average net assets (7)	(0.92	)% (6)	0.20%	0.17%	0.41	% (6)

Portfolio Turnover Rate	2663	% (5)	2634%	1277%	328	% (5)

(1)	The PSI Strategic Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

26

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Tactical Growth Fund
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
Class A Shares	December 31, 2013		June 30, 2013	June 30, 2012	June 30, 2011 (1)
	(Unaudited)

Net asset value, beginning of period	$10.47		$9.74	$10.85	$10.00

Activity from investment operations:
Net investment loss (2)	(0.03)		(0.09)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	0.79		0.93	(0.72)	1.06
Total from investment operations	0.76		0.84	(0.81)	1.00

Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00	(3)

Less distributions from:
Net investment income	—		—	—	(0.00	) (3)
Net realized gains	(0.74)		(0.11)	(0.30)	(0.15)
Total distributions	(0.74)		(0.11)	(0.30)	(0.15)

Net asset value, end of period	$10.49		$10.47	$9.74	$10.85

Total return (4)	7.27	% (5)	8.68%	(7.36)%	10.05	% (5)

Net assets, end of period (000’s)	$20,656		$20,032	$21,235	$26,687

Ratio of gross expenses to average net assets (7)	2.03	% (6)	2.13%	2.03%	2.33	% (6)

Ratio of net expenses to average net assets (7)	1.90	% (6)	1.90%	1.90%	1.90	% (6)

Ratio of net investment loss to average net assets (7)	(0.62	)% (6)	(0.84)%	(0.87)%	(0.61	)% (6)

Portfolio Turnover Rate	744	% (5)	2105%	1634%	1839	% (5)

(1)	The PSI Tactical Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

27

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Calendar Effects Fund

	For the
	Period Ended
Class A Shares	December 31, 2013 (1)
	(Unaudited)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (2)	0.02
Net realized and unrealized gain on investments	0.12
Total from investment operations	0.14

Net asset value, end of period	$10.14

Total return (3)	1.40	% (4)

Net assets, end of period (000’s)	$28,954

Ratio of gross expenses to average net assets (6)	2.55	% (5)

Ratio of net expenses to average net assets (6)	1.90	% (5)

Ratio of net investment loss to average net assets (6)	1.27	% (5)

Portfolio Turnover Rate	116	% (4)

(1)	The PSI Calendar Effects Fund commenced operations on October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Annualized.

(6)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2013

1.	ORGANIZATION

The PSI Market Neutral Fund (“MNF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”), (collectively the “Funds”), are each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified open-end management investment companies. MNF seeks positive absolute returns with less volatility than the S&P 500 Index. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the general market. MNF, SGF, TGF and TRF commenced operations on August 23, 2010, CEF commenced operations on October 31, 2013.

The Funds currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair market value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end and closed-end investment companies (the “Underlying Funds”). Open-end mutual funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

30

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Funds’ investments measured at fair value:

PSI Market Neutral Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,474,579	$—	$—	$15,474,579
Mutual Funds	14,086,681	2,055,822	—	16,142,503
Short-Term Investments	2,044,427	—	—	2,044,427
Total	$31,605,687	$2,055,822	$—	$33,661,509

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,144,332	$—	$—	$18,144,332
Mutual Funds	9,470,861	—	—	9,470,861
Exchange Traded Notes	—	12,361,410	—	12,361,410
Short-Term Investments	2,252,838	—	—	2,252,838
Total	$29,868,031	$12,361,410	$—	$42,229,441
31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,017,874	$—	$—	$10,017,874
Mutual Funds	574,447	—	—	574,447
Short-Term Investments	960,200	—	—	960,200
Total	$11,552,521	$—	$—	$11,552,521

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,696,039	$—	$—	$10,696,039
Mutual Funds	4,149,954	—	—	4,149,954
Exchange Traded Notes	—	4,910,441	—	4,910,441
Short-Term Investments	655,218	—	—	655,218
Total	$15,501,211	$4,910,441	$—	$20,411,652

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,109,926	$—	$—	$27,109,926
Short-Term Investments	2,250,068	—	—	2,250,068
Total	$29,359,994	$—	$—	$29,359,994

The Funds did not hold any Level 3 securities during the period. There were no transfers from Level 2 to Level 1 for the Funds. Transfers that were made into Level 2 represent securities being fair valued using observable inputs. A quoted price was not available at the time of valuation; therefore a fair valued price using observable inputs was used. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

The following amounts were transfers in/(out) of Level 2 assets:

PSI Market Neutral Fund
	Mutual Funds	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	2,055,822	2,055,822
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	$2,055,822	$2,055,822
32

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.

Exchange Traded Notes - The Funds may invest in exchange traded notes (“ETNs”).    ETNs are a type of debt security that is linked to the performance of underlying securities.  The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track.  In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2011 through 2013 and expected to be taken for the Funds’ June 30, 2014 year end and concluded that no liability for unrecognized tax benefits should be recorded as of and during the period ended December 31, 2013, related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the tax period, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Market Neutral Fund	$522,906,957	$529,193,601
PSI Total Return Fund	589,174,580	608,255,989
PSI Strategic Growth Fund	292,850,581	294,544,240
PSI Tactical Growth Fund	142,801,321	143,071,769
PSI Calendar Effects Fund	54,407,705	27,666,431

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of MNF, SGF, TGF and CEF average daily net assets, and 0.90% of TRF average daily net assets.

Pursuant to the Operating Expenses Limitation Agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2014 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the MNF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the period ended December 31, 2013, the Advisor waived fees for the Funds as follows:

Portfolio	Waiver
PSI Market Neutral Fund	$—
PSI Total Return Fund	—
PSI Strategic Growth Fund	30,554
PSI Tactical Growth Fund	13,418
PSI Calendar Effects Fund	20,885
34

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2013 will expire on June 30 of the following years:

Portfolio	June 30, 2014	June 30, 2015	June 30, 2016
PSI Strategic Growth Fund	$39,017	$43,475	$70,399
PSI Tactical Growth Fund	73,531	27,232	50,030

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”).  The Plan provides that a monthly service fee is calculated by MNF, SGF, TGF, and TRF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25%; the monthly service fee is calculated by CEF at an annual rate of 0.25% of its average daily net assets.  Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the period ended December 31, 2013, MNF, TRF, SGF, TGF and CEF were charged $45,873, $68,411, $16,205, $25,878 and $7,589, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS. For the period ended December 31, 2013, the Distributor received $285 for SGF in underwriting commissions for sales of Class A shares, of which $35 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the period ended December 31, 2013, MNF, TRF and SGF assessed redemption fees of $202, $1,188, and $149, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2013 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	1,250,894	—	1,250,894
PSI Strategic Growth Fund	469,050	—	469,050
PSI Tactical Growth Fund	243,674	—	243,674

The tax character of Fund distributions for the year ended June 30, 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$517,550	$—	$517,550
PSI Total Return Fund	266,402	—	266,402
PSI Strategic Growth Fund	1,372,733	103	1,372,836
PSI Tactical Growth Fund	675,721	—	675,721

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Market Neutral Fund	$—	$—	$(2,409,694)	$(3,727,762)	$(520,902)	$(6,658,358)
PSI Total Return Fund	463,399	—	(2,030,683)	—	(1,798,397)	(3,365,681)
PSI Strategic Growth Fund	107,092	—	—	—	(312,009)	(204,917)
PSI Tactical Growth Fund	694,887	—	—	—	(294,247)	400,640

The difference between book basis and tax basis unrealized appreciation/ (depreciation), accumulated net investment loss, and accumulated net realized gain (loss) from security transactions is primarily attributable to the tax deferral of losses on wash sales and adjustments for exchange traded notes and partnerships.

36

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such losses as follows:

Post October
Losses
PSI Market Neutral Fund	$2,409,694
PSI Total Return Fund	2,030,683

At June 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future gains as follows:

	Short-Term	Long-Term	Total	Expiration
PSI Market Neutral Fund	$3,727,762	$—	$3,727,762	Non-Expiring

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, adjustments for partnerships and exchange traded notes, and reclassification of Fund distributions, resulted in reclassification for the tax year ended June 30, 2013 as follows:

	Undistributed	Undistributed	Paid
	Ordinary	Long-Term	in
	Income (Loss)	Gains (Loss)	Capital
PSI Market Neutral Fund	$67,027	$2,462	$(69,489)
PSI Total Return Fund	234,934	(234,934)	—
PSI Strategic Growth Fund	251,564	(251,564)	—
PSI Tactical Growth Fund	23,840	(23,840)	—

7.	PAYMENTS BY AFFILIATES

As a result of a trade error on November 4, 2013, the SGF experienced a loss of $15,304, all of which was reimbursed by the Advisor. As a result of investing greater than 25% of outstanding shares in a combined holding within the Fund family as of November 4, 2013, the TRF experienced a loss of $11,984, all of which was reimbursed by the Advisor.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

As a shareholder of the PSI Market Neutral Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the PSI Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each of the PSI Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 – 12/31/13	Expense Ratio During Period*** 7/1/13 – 12/31/13
PSI Market Neutral Fund	$1,000.00	$1,000.00	$9.53	1.89%
PSI Total Return Fund	$1,000.00	$ 988.70	$8.57	1.71%
PSI Strategic Growth Fund	$1,000.00	$ 998.60	$9.57	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,072.70	$9.93	1.90%

	Beginning Account Value 10/31/13	Ending Account Value 12/31/13	Expenses Paid During Period** 10/31/13 – 12/31/13	Expense Ratio During Period*** 10/31/13 – 12/31/13
PSI Calendar Effects Fund	$1,000.00	$1,014.00	$3.20	1.90%

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 – 12/31/13	Expense Ratio During Period*** 7/1/13 – 12/31/13
PSI Market Neutral Fund	$1,000.00	$1,015.68	$9.60	1.89%
PSI Total Return Fund	$1,000.00	$1,016.59	$8.69	1.71%
PSI Strategic Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.63	$9.65	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (61) divided by the number of days in the fiscal year (365).

***	Annualized.
38

SUPPLEMENTAL INFORMATION

December 31, 2013 (Unaudited)

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	609,702,446	7,380,704
Mark D. Gersten	609,750,246	7,332,904
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark H. Taylor	608,885,975	8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

39

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund (Advisor - Portfolio Strategies, Inc.) *

In connection with the regular meeting held on March 27 and 28, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies Inc. (“PSI”) and the Trust, on behalf of PSI Market Neutral Fund (“PSI Market Neutral”), PSI Strategic Growth Fund (“PSI Strategic Growth”), PSI Tactical Growth Fund (“PSI Tactical”) and PSI Total Return Fund (“PSI Total Return”), (each a “Fund” and collectively referred to as the “Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board was assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees noted that PSI has been providing money management services through their investment programs to individual investors for more than 30 years, focused on seeking returns with lower volatility through a blend of active and tactical solutions. The Trustees also noted that the key personnel of PSI servicing the Funds have over 20 years of experience in financial services. The Trustees discussed PSI’s investment selection process, noting that PSI obtains, analyzes, and incorporates research data from multiple research firms. The Trustees also discussed PSI’s efforts to enhance its compliance program. The Trustees concluded that PSI has provided an acceptable level of service to the Funds.

Performance

PSI Market Neutral. The Trustees reviewed the performance of PSI Market Neutral (-3.07% over the 1-year period, -4.07% since inception in August of 2010) as compared to its peer group and Morningstar Category averages and benchmark index, noting that it underperformed all three over each period. The Trustees noted that PSI’s quantitative mathematical model has performed well historically, but not recently, owing in part to the fact that volatility reduction has contributed to underperformance as the market has accelerated. The Trustees discussed PSI’s recent reduction in its use of hedging in order to participate more in an upward trending market which has recently shown a positive effect on the Fund’s performance. The Trustees concluded that PSI’s performance and subsequent adjustments are reasonable.

PSI Strategic Growth. The Trustees reviewed the performance of PSI Strategic Growth as compared to its peer group average, Morningstar Category average, and benchmark, noting that it outperformed the peer group and Morningstar category averages over the 1-year period, slightly trailed the Morningstar Category average since inception while outpacing the peer group over the same period, and trailed the S&P 500 Index over both periods. The Trustees noted PSI’s explanation that volatility is lower than the benchmark, thus detracting from performance in an up market. The Trustees concluded that the strategy appears to be performing as expected and overall, PSI has performed reasonably well.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical as compared to its peer group average, Morningstar Category average, and benchmark index, noting that the Fund outperformed the peer group over the 1-year period, while trailing based on each of the remaining metrics. The Trustees noted that the strategy utilized for PSI Tactical Growth will underperform in rising markets, as a result of the hedging strategies, and markets have been rising ever since the PSI Tactical’s inception in August of 2010. The Trustees concluded that PSI Tactical was performing as expected, the strategy should benefit shareholders in declining markets and, as a result, PSI’s performance is reasonable.

40

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

PSI Total Return. The Trustees reviewed the performance of the Fund as compared to its peer group average, Morningstar Category average, and benchmark index, noting that the Fund underperformed each over the one year and since inception periods. The Trustees took into consideration PSI’s explanation that this relative underperformance was a result of the hedging strategy, which has been modified to allow the Fund to participate in the rising bond market. The Trustees concluded that PSI’s proactive efforts to adjust the model was a positive step and PSI’s performance and subsequent adjustments are reasonable.

Fees and Expenses.

PSI Market Neutral. The Trustees evaluated the Fund’s advisory fee of 1.00% (0.84% after waiver) and the net expense ratio of 1.90%, and compared it to the Fund’s Morningstar category and peer group PSI provided. The Trustees noted that the advisory fee was lower than the peer group averages and the Morningstar category, while the expense ratio was slightly higher than the Morningstar and higher than the peer group category average. After evaluating the materials provided, the Trustees concluded that the fee, particularly after advisory fee waiver is attractive compared to the peer group and Morningstar category averages, and is satisfactory.

PSI Strategic Growth. The Trustees evaluated the Fund’s advisory fee of 1.00% (0.78% after waiver) and the net expense ratio of 1.90%, and compared it to the Fund’s Morningstar category and peer group PSI provided. The Trustees noted that the advisory fee was higher than the peer group and the Morningstar category averages, while the expense ratio was slightly higher than the peer group and significantly higher than the Morningstar category average. The Trustees also noted that because PSI utilizes a tactical discipline, the Strategic Growth Fund is more actively managed than funds in its Morningstar Category in general, and is also more actively managed than several of the funds in its peer group. After evaluating the materials provided, the Trustees concluded that the advisory fee and expenses were acceptable particularly when considering the after wavier advisory fee.

PSI Tactical Growth. The Trustees evaluated the Fund’s advisory fee of 1.00% (0.87% after waiver) and the net expense ratio of 1.90%, and compared it to the Fund’s Morningstar category and peer group PSI provided. The Trustees noted that the advisory fee and expense ratio were slightly higher than the peer group and higher than the Morningstar category average. The Trustees also noted that the Morningstar Category average was very low, with a very wide range of fees included. After evaluating the materials provided, and considering the tactical nature of the strategy, the Trustees concluded that the advisory fee and expenses were acceptable.

PSI Total Return. The Trustees evaluated PSI Total Return’s advisory fee of 0.90% (0.87% after waiver) and the net expense ratio of 1.75%, and compared it to the Fund’s Morningstar category and peer group PSI provided. The Trustees noted that the advisory fee and expense ratios are higher than both the peer group and the Morningstar category averages. The Trustees also noted that the PSI Total Return is more actively managed than the funds to which it was being compared, and also that some of the peers are significantly larger. After evaluating the materials provided, the Trustees concluded that the advisory fee and expenses were acceptable.

Economies of Scale. The Trustees considered whether economies of scale would materialize with respect to the management of each of the Funds. They noted that PSI estimates economies of scale will be reached at asset levels of $100 million for each Fund separately. They also noted PSI’s projected assets for the next year, with each Fund estimated at less than $100 million. After discussion, the Board’s consensus was that based on the current and anticipated size of each Fund, although breakpoint levels had not been negotiated at this time, such breakpoints would be revisited if the size of a Fund materially increases.

Profitability. The Trustees considered the profits realized by PSI over the past 12 months in connection with the separate operation of each of the Funds and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to each Fund. The Trustees noted that two of the Funds (PSI Market Neutral and PSI Total Return) are generating a reasonable profit for PSI, while the remaining Funds are operating at a loss. The Trustees concluded in each instance that PSI was not earning excessive profits.

41

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

Conclusion. Having requested and received such information from PSI as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Funds.

PSI Calendar Effects Fund (Advisor – Portfolio Strategies, Inc.) *

In connection with the regular meeting held on June 19-20, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Portfolio Strategies, Inc. (“PSI”) and the Trust (the “Advisory Agreement”), with respect to PSI Calendar Effects Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process. The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted PSI’s long history as an investment advisor, having registered in 1982, and further noted it manages approximately $308 million in assets for individuals, endowments, foundations, and corporations. The Trustees reviewed the background information provided on the key personnel who will be responsible for managing the Fund and were satisfied with their years of experience in research, trading, risk management, sales and marketing and viewed their overall experience as a positive. They considered compliance, noting PSI’s Chief Compliance Officer’s responsibilities and oversight of compliance with mutual fund regulations and daily monitoring of the Fund’s holdings to comply with all other compliance items related to 1940 Act regulations, investment limitations and adherence to the Fund’s prospectus. The Trustees discussed a 2011 SEC examination of PSI, and were satisfied all issues have been addressed, in reliance on information from the advisor that it has identified a strong candidate to add to the compliance team and there have not been any subsequent material compliance or litigation issues reported. The Trustees concluded PSI has a long history and proven track record and the Trustees are satisfied the advisor has the capability and experience to provide a high quality of service to the Fund for the benefit of future shareholders.

Performance. The Trustees reviewed the prior performance of PSI’s Index Plus Program, a composite of separate accounts managed with an investment objective and strategy that is comparable to the Fund. They noted it has outperformed its benchmark since inception in 2002 and for the 5-year and 10-year periods, and only slightly underperformed over the 1-year period (8.12% vs. 8.25%). After discussion, the Trustees concluded they have a reasonable expectation that PSI will be able to provide returns in line with the Fund’s investment objective.

Fees and Expenses. The Trustees noted PSI proposed to charge a 1.00% advisory fee. They compared the proposed fee to that of the Morningstar Moderate Allocation Category and the Fund’s peer group, noting the proposed fee is higher than the average of both benchmarks (0.48% and 0.902%, respectively), but well below the high end of each range (1.50%). They noted the Fund’s estimated expense ratio, 1.90%, was also higher than the average net expense ratio of its peer group and Morningstar Category (both at 1.62%) but again lower than the high end of 2.25%. They discussed that fact that the proposed advisory fee is below the fees charged to PSI’s separately managed accounts in the Index Plus Program, which are charged between 2.0% and 2.96%. The Trustees concluded the proposed advisory fees are within the range of fees charged by similar funds and they are not unreasonable.

42

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

Economies of Scale. The Trustees noted PSI has agreed to an expense cap, which provides shareholders an immediate benefit from exposure to higher expenses. They further noted PSI has agreed to discuss breakpoints once the Fund reaches $100 million. The Trustees concluded that discussions of breakpoints at higher asset levels were appropriate and agreed to revisit the issue as the Fund’s asset levels grow.

Profitability. The Trustees reviewed PSI’s profitability analysis and noted that PSI (or an affiliate) will receive sub-transfer agent fees for certain accounts invested in the Fund, and PSI will benefit from research obtained using soft dollars generated by Fund trades. The Trustees concluded that estimated profits, while not unsubstantial, would not be unreasonable considering the high quality services expected to be provided and the fact that the Fund will be utilized primarily by PSI’s separate account clients who are accustomed to paying higher fees.

Conclusion. Having requested and received such information from PSI as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of the PSI Calendar Effects Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.
43

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
44

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
45

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR

Portfolio Strategies, Inc.

1724 W Union Avenue, Suite 200

Tacoma, WA 98405

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/4/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/4/14